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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the AMX Corporation 1996 Employee Stock Purchase Plan, of our report dated June 15, 2001, with respect to the consolidated financial statements of AMX Corporation included in its Annual Report on Form 10-K for the year ended March 31, 2001, filed with the Securities and Exchange Commission.

                                                ERNST & YOUNG LLP






Dallas, Texas
January 14, 2002